EXHIBIT  10.2

   BRITISH                          Ministry  of Employment and Investment
  COLUMBIA                              Energy  and  Minerals  Division
                                            Mineral  Titles  Branch

                              Mineral Tenure Number
                                Section 57 and 58

                              BILL OF SALE ABSOLUTE

Indicate  Type  of  Title:   MINERAL
               (Mineral  or  Placer)

MINING  DIVISION:    SIMILKAMEEN

SELLER          PURCHASER

I,  RICHARD  BILLINGSLEY             HENLEY  VENTURES  INC.
11114  147A  Street                  3rd  Floor  -  830  West  Pender  Street
Surrey,  B.C.                        Vancouver,  British  Columbia
V3R  3W2      604-868  2475          V6C  1J8

Client  Number:  139085

For  and  in  consideration  of  the  sum  of  ONE  dollars  ($1.00)

Paid to me, do hereby sell the interest as specified below in the following mineral titles:

     CLAIM  NAME  OR  LEASE          TENURE          PERCENTAGE  OF
             TYPE                    NUMBER          TITLE  BEING  SOLD
             ----                    ------          ------------------

       RED  BIRD                      412526               100%
       RED  BIRD  1                   412527               100%
       RED  BIRD  2                   412528               100%
       RED  BIRD  3                   412529               100%
       RED  BIRD  4                   412530               100%
       RED  BIRD  5                   412531               100%

I declare that I have a good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

          July  28,  2004
          ---------------
                (Date)

          /s/  "Gaye  Richards"               /s/  "R.J.  Billingsley"
          ---------------------               ------------------------
        (Signature  of  Witness)              (Signature  of  Seller)

If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.